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                                                                     EXHIBIT 4.1

                                   RETRACTABLE
                               TECHNOLOGIES, INC.

          NUMBER                                              SHARES

            VB

SERIES V CLASS B CONVERTIBLE                        SERIES V CLASS B CONVERTIBLE
       PREFERRED STOCK                                    PREFERRED STOCK
                                                         CUSIP 76129W 70 9

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

               INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

THIS IS TO CERTIFY THAT





IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF SERIES V CLASS B CONVERTIBLE PREFERRED STOCK OF THE PAR VALUE OF $1.00 EACH OF

                         RETRACTABLE TECHNOLOGIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ THOMAS J. SHAW              [SEAL]                  /s/ MICHELE M. LARIOS
  PRESIDENT                                                 SECRETARY


COUNTERSIGNED AND REGISTERED

        AMERICAN STOCK TRANSFER & TRUST COMPANY
                TRANSFER AGENT AND REGISTRAR


        BY
                                AUTHORIZED SIGNATURE

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                         RETRACTABLE TECHNOLOGIES, INC.

     The Articles of Incorporation, as amended, of RETRACTABLE TECHNOLOGIES, INC. on file in the office of the Secretary of State of Texas set forth a full statement of (a) all of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued, (b) the authority of the Board of Directors to fix and determine the relative rights and preferences of the shares of preferred stock which the corporation is authorized to issue in series and, if and to the extent that they have been fixed and determined, the relative rights and preferences of any such series, (c) the denial to the shareholders of preemptive rights to acquire unissued or treasury shares of the Corporation and (d) the denial of the right to cumulative voting. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge on written request to the Corporation at its principal place of business or registered office.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM--as tenants in common   UNIF GIFT MIN ACT--_________ Custodian _________
TEN ENT--as tenants by the                          (Cust)              (Minor)
         entireties                                Under Uniform Gifts to Minors
JT TEN --as joint tenants with                     Act _________________________
         right of survivorship                               (State)
         and not as tenants
         in common

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

     For Value Received, ______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________

________________________________________________________________________________
                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ________________________________

                                        X ______________________________________
                  NOTICE                             (SIGNATURE)
           THE SIGNATURE(S) TO
           THIS ASSIGNMENT MUST
           CORRESPOND WITH THE
           NAME(S) AS WRITTEN
           UPON THE FACE OF THE
           CERTIFICATE WITHOUT
           ALTERATION OR ANY            X ______________________________________
           CHANGE WHATEVER                           (SIGNATURE)
                                       _________________________________________

                                       THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                       AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                       STOCKBROKERS, SAVINGS AND LOAN
                                       ASSOCIATIONS AND CREDIT UNIONS WITH
                                       MEMBERSHIP IN AN APPROVED SIGNATURE
                                       GUARANTEE PROGRAM), PURSUANT TO S.E.C.
                                       RULE 17/[ILLEGIBLE].
                                       _________________________________________

                                       SIGNATURE(S) GUARANTEED BY: